Exhibit 10.37

EXECUTION COPY

THIRD AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

THIS THIRD AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of December 2, 2004 (this “Amendment”) is entered into among AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, a Delaware corporation (in such capacity, the “Seller”), AMERISOURCEBERGEN DRUG CORPORATION, a Delaware corporation, as the initial Servicer (in such capacity, the “Servicer”), the VARIOUS PURCHASER GROUPS FROM TIME TO TIME PARTY THERETO, and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as administrator for each of the Purchaser Groups party thereto (together with its successors and assigns in such capacity, the “Administrator”).

RECITALS

A. The Seller, Servicer, the various Purchaser Groups from time to time party thereto and the Administrator have entered into that certain Receivables Purchase Agreement, dated as of July 10, 2003 (as amended, supplemented or otherwise modified from time to time, the “Agreement”).

B. Calyon New York Branch (“Calyon”), Atlantic Asset Securitization Corp. (“Atlantic”) and Transamerica Occidental Life Insurance Company (“Transamerica”, and together with Calyon and Atlantic, the “Exiting Parties”) wish to cease to be parties to the Agreement.

C. The parties to the Agreement desire to enter into this Amendment to amend the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Certain Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth for such terms in Exhibit I to the Agreement.

2. Amendments to the Agreement. The Agreement is hereby amended as follows:

2.1 The first sentence of Section 1.3 of the Agreement is hereby amended and restated in its entirety as follows:

Seller shall provide the Administrator and each Purchaser Agent with prior written irrevocable notice in the form set forth as Exhibit XV hereto (a “Reduction Notice”) of any proposed reduction of Aggregate Invested Amount at least one Business Day prior to any such proposed reduction.

2.2 Clause (u) of Section 7.3 of the Agreement is hereby amended and restated in its entirety as follows:

(u) Financial Statements. In the event that (i) the balance sheet and/or the statements of income and cash flow (as described in Section 5.3(k)) of AmerisourceBergen and its Consolidated Subsidiaries are no longer publicly available and (ii) the Credit Agreement has been terminated, AmerisourceBergen shall, within 90 or 120 days of the end of the applicable quarter or Fiscal Year, respectively, provide copies of such balance sheet and/or statements of income and cash flow to the Administrator (which shall promptly forward a copy to each Purchaser Agent).

2.3 Clause (o) of Section 9.1 of the Agreement is hereby amended and restated in its entirety as follows:

(o) AmerisourceBergen shall default or fail in the performance or observance of any of the covenants set forth in Sections 6.11 or 6.12 of the Credit Agreement as in effect on the date hereof (without giving effect to any amendment, waiver, termination, supplement or other modification thereof unless consented to by the Required Purchaser Agents; or

2.4 Clause (s) of Section 9.1 of the Agreement is hereby amended and restated in its entirety as follows:

(s) (i) definition of “Excluded Subsidiary” (clause (c) thereof), “Loan Parties,” “Securitization,” “Securitization Entity,” or “Subsidiary Loan Party” contained in the Credit Agreement is amended, modified or waived without the prior written consent of the Administrator and the Required Purchaser Agents; (ii) Section 6.01(b), 6.02(e), 6.04(g), 6.05(b), 6.05(c), 6.07(a)(i), 6.07(b)(ii), 6.08(b), 6.08(c), 6.08(d) or 6.09 (clause (i) of the first proviso thereto) of the Credit Agreement is amended, modified or waived without the prior written consent of the Administrator and the Required Purchaser Agents; or (iii) any other provision of (including by the addition of a provision) the Credit Agreement is amended, modified or waived without the prior written consent of the Administrator and the Required Purchaser Agents in any way which could materially and adversely impair the interests of the Administrator, any Purchaser Agent or any Purchaser in the Receivables, Related Security or Collections or could result in the creation of a Lien thereof; or

2.5 The Scheduled Facility Termination Dates with respect to the Commitment of Bank of America, National Association, as set forth on Fleet Securities, Inc.’s signature page to the Agreement, are hereby amended by (i) deleting the date “July 6, 2006” therein and substituting the date “November 29, 2007” therefor and (ii) deleting the date “July 7, 2005” therein and substituting the date “December 1, 2005” therefor.

2.6 The Commitment and Scheduled Facility Termination Dates with respect to the Commitment of The Bank of Nova Scotia, as set forth on its signature page to the

Agreement, are hereby amended and restated in their entirety as set forth on The Bank of Nova Scotia’s signature page hereto.

2.7 The Commitment and Scheduled Facility Termination Dates with respect to the Commitment of Wachovia Bank, National Association, as set forth on its signature page to the Agreement, are hereby amended and restated in their entirety as set forth on the Administrator’s signature page hereto.

2.8 The Commitment and Scheduled Facility Termination Dates with respect to the Commitment of PNC Bank, National Association, as set forth on its signature page to the Agreement, are hereby amended and restated in their entirety as set forth on PNC Bank, National Association’s signature page hereto.

2.9 Exhibit I to the Agreement is hereby amended by adding the following definitions where alphabetically appropriate:

“Government Receivable Excess” means, the amount by which the aggregate Outstanding Balance of all Government Receivables exceeds an amount equal to 5.0% of the Outstanding Balance of all Eligible Receivables.

“Invoice Payment Terms” means, with respect to any Receivable, the number of days following the date of the related original invoice by which such Receivable is required to be paid in full, as set forth in such original invoice.

“Walgreen Extended Term Receivables” has the meaning set forth in clause (q) of the definition of Eligible Receivable.

2.10 The definition of “Credit Agreement” as set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

“Credit Agreement” shall mean the Credit Agreement dated as of December 2, 2004, among AmerisourceBergen, the lenders named therein and JPMorgan Chase Bank, N.A., as administrative agent, as the same may from time to time be amended, supplemented or otherwise modified.

2.11 Clause (q) of the definition of “Eligible Receivable” as set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

(q) which by its terms has Invoice Payment Terms of up to 30 days; provided, that Receivables due from Walgreen Co. may have Invoice Payment Terms of up to 34 days (“Walgreen Extended Term Receivables”); provided, further, that an amount not to exceed 5% of aggregate of all outstanding Receivables, excluding Walgreen Extended Term Receivables, may have Invoice Payment Terms of between 31 and 60 days; and provided, further, that an amount not to exceed 5% of aggregate of all outstanding Receivables may have Invoice Payment Terms of between 61 and 90 days;

2.12 Clause (w) of the definition of “Eligible Receivable” as set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

(w) [Reserved.]

2.13 The definition of “Net Pool Balance” as set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

“Net Pool Balance” means, at any time, the aggregate Outstanding Balance of all Eligible Receivables at such time reduced by (i) the aggregate amount by which the Outstanding Balance of all Eligible Receivables of each Obligor and its Affiliates exceeds the Obligor Concentration Limit for such Obligor, (ii) the Rebate Reserve and (iii) the Government Receivable Excess.

2.14 The last sentence in the definition of “Obligor Concentration Limit” as set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

As of December 2, 2004, Longs Drug Stores Corporation and Medco Health Solutions, Inc. shall have a Special Concentration Limit of 8.0%, and 5.75%, respectively.

2.15 The definition of “Pledge Agreement” as set forth in Exhibit I to the Agreement is hereby deleted in its entirety.

2.16 The definition of “Required Reserve Factor Floor” as set forth in Exhibit I to the Agreement is hereby amended by replacing the reference to “20.75%” therein with “18.75%”.

2.17 The definition of “Security Agreement” as set forth in Exhibit I to the Agreement is hereby deleted in its entirety.

2.18 The definition of “Settlement Reporting Date” as set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

“Settlement Reporting Date” means the 25th day of each month immediately following the Cut-Off Date (or if any such day is not a Business Day, the next succeeding Business Day thereafter) or such other days of any month as Administrator or any Purchaser Agent may request in connection with Section 8.5.

3. Exiting Parties. Each of the parties hereto acknowledges and agrees that upon the effectiveness of this Amendment, Calyon shall cease to be a Purchaser Agent and Related Committed Purchaser for Atlantic, Transamerica shall cease to be a Related Committed

Purchaser for Atlantic and Atlantic shall cease to be a Conduit Purchaser under the Agreement. Each of the Exiting Parties shall have no further rights or obligations under the Agreement or any other Transaction Documents (other than any rights or obligations that specifically survive termination of the Agreement or any other Transaction Documents, pursuant to its terms and that are the result of actions or otherwise that occurred prior to the date hereof).

4. Representations and Warranties. Each of the Seller and Servicer hereby represents and warrants to each Purchaser Group and the Administrator as follows:

(a) Representations and Warranties. The representations and warranties of such Person contained in Article V of the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

(c) No Default. Immediately after giving effect to this Amendment and the transactions contemplated hereby, no Amortization Event or Unmatured Amortization Event exists or shall exist.

5. Effect of Amendment. This Amendment shall become effective upon the execution of such Amendment by all of the parties hereto. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in each of the Agreements to “this Agreement”, “hereof”, “herein”, or words of similar effect referring to such Agreement shall be deemed to be references to the Agreement, as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement (or any related document or agreement) other than as set forth herein.

6. Effectiveness. This Amendment shall become effective on the date hereof upon (i) receipt by the Administrator of this Amendment executed by each of the other parties hereto (including facsimile signature pages), or other evidence satisfactory to the Administrator of the execution and delivery of this Amendment by such other parties, (ii) satisfaction of the Rating Agency Condition, (iii) receipt by each Purchaser Agent of the amendment fee set forth in its respective fee letter, dated as of the date hereof, among the Seller, the Servicer and such Purchaser Agent and (iv) receipt by each of the Exiting Parties from the Seller of all fees and other amounts owed to such Person pursuant to the Agreement and the other Transaction Documents as such amounts are set forth on Schedule I hereto.

7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

8. Governing Law. This Amendment shall be governed by, and construed in accordance with the law of the State of New York without regard to any otherwise applicable principles of conflicts of law.

9. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, or the Agreements or any provision hereof or thereof.

[signature pages begin on next page]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, as Seller

By:
Name:
Title:

AMERISOURCEBERGEN DRUG CORPORATION, as initial Servicer

By:
Name:
Title:

S-1	Third Amendment to Receivables Purchase
Agreement (ARFC)

BLUE RIDGE ASSET FUNDING CORPORATION, as a Conduit Purchaser

BY:	WACHOVIA CAPITAL MARKETS, LLC, its attorney-in-fact

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrator and as Purchaser Agent and Related Committed Purchaser for Blue Ridge Asset Funding Corporation

By:
Name:
Title:

By:
Name:
Title:

Commitment: $325,000,000

Scheduled Facility Termination Date: December 1, 2005 with respect to $75,000,000 of the Commitment and November 29, 2007 with respect to the remaining $250,000,000 of the Commitment.

S-2	Third Amendment to Receivables Purchase
Agreement (ARFC)

YC SUSI TRUST, as a Conduit Purchaser

By:	Bank of America, National Association, as administrative trustee

By:
Name:
Title:

BANK OF AMERICA, NATIONAL ASSOCIATION, as a Related Committed Purchaser for YC SUSI Trust

By:
Name:
Title:

S-3	Third Amendment to Receivables Purchase
Agreement (ARFC)

LIBERTY STREET FUNDING CORP., as a Conduit Purchaser

By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as Purchaser Agent and Related Committed Purchaser for Liberty Street Funding Corp.

By:
Name:
Title:

Commitment: $325,000,000

Scheduled Facility Termination Date: December 1, 2005 with respect to $75,000,000 of the Commitment and November 29, 2007 with respect to the remaining $250,000,000 of the Commitment.

S-4	Third Amendment to Receivables Purchase
Agreement (ARFC)

MARKET STREET FUNDING CORPORATION, as a Conduit Purchaser

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent and Related Committed Purchaser for Market Street Funding Corporation

By:
Name:
Title:

Commitment: $150,000,000

Scheduled Facility Termination Date: December 1, 2005 with respect to $75,000,000 of the Commitment and November 29, 2007 with respect to the remaining $75,000,000 of the Commitment.

S-5	Third Amendment to Receivables Purchase
Agreement (ARFC)

ACKNOWLEDGED AND AGREED:

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY, as a Related Committed Purchaser

By:
Name:
Title:

S-6	Third Amendment to Receivables Purchase
Agreement (ARFC)

ACKNOWLEDGED AND AGREED:

ATLANTIC ASSET SECURITIZATION CORP., as a Conduit Purchaser

BY: CALYON NEW YORK BRANCH, its attorney-in-fact

By:
Name:
Title:

CALYON NEW YORK BRANCH (AS SUCCESSOR TO CREDIT LYONNAIS, NEW YORK BRANCH), as Purchaser Agent and Related Committed Purchaser for Atlantic Asset Securitization Corp.

By:
Name:
Title:

By:
Name:
Title:

S-7	Third Amendment to Receivables Purchase
Agreement (ARFC)

SCHEDULE I

PERSON	AMOUNT
Calyon New York Branch and Atlantic Asset Securitization Corp.	$43,916.67

Sch-I	Third Amendment to Receivables Purchase
Agreement (ARFC)